Exhibit 99.1 CUSHMAN & WAKEFIELD COMPANY OVERVIEW AUGUST 2023 CUSHMAN & WAKEFIELD 1

DISCLAIMER This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “presentation.” This presentation is for informational purposes only and you should seek your own legal, accounting, tax and other relevant professional advice. Acceptance of this presentation further constitutes your acknowledgment and agreement that none of Cushman & Wakefield plc or any of its affiliates (i) makes any express or implied representation or warranty as to the accuracy or completeness of the information contained in this presentation or (ii) shall have any liability to the recipient or its representatives relating to or arising from the information contained in this presentation or any omissions from such information. This presentation speaks only as to the date hereof and the Company assumes no duty to update or revise the information contained in this presentation. Figures in tables and charts in this presentation may not foot due to rounding. All statements in this presentation other than historical facts are forward-looking statements, which rely on a number of estimates, projections and assumptions concerning future events. Such statements are also subject to a number of uncertainties and factors outside Cushman & Wakefield’s control. Such factors include, but are not limited to, disruptions in general macroeconomic conditions and global and regional demand for commercial real estate; our ability to attract and retain members of our senior management and qualified revenue producing employees; disruptions to our business and to our clients’ businesses caused by COVID-19; the inability of our acquisitions and joint ventures to perform as expected and the unavailability of similar future opportunities; our ability to preserve, grow and leverage the value of our brand; the concentration of business with corporate clients; our ability to appropriately address actual or perceived conflicts of interest; our ability to maintain and execute information technology strategies, maintain the security of our information and adapt to changes in technology; interruption or failure of our information technology, communications systems or data services; our vulnerability to material breaches related to our information technology; our ability to comply with current and future data privacy regulations and other confidentiality obligations; the extent to which natural disasters, global health crises, building defects, terrorist attacks and mass shootings may disrupt our ability to manage client properties; the potential impairment of our goodwill and other intangible assets; our ability to comply with new laws or regulations or changes in existing laws or regulations and to make correct determinations in complex tax regimes; our ability to execute on our strategy for operational efficiency; the seasonality of significant portions of our revenue and cash flow; the failure of third parties to comply with contract, regulatory or legal requirements; risks associated with the effects of climate change and ability to achieve our sustainability goals; the possibility that we may be subject to environmental liability as a result of our role as a real estate services provider; our ability to compete globally, regionally and locally; social, political and economic risks in different countries as well as foreign currency volatility; the ability of our principal shareholders to exert significant influence over us; the effects from either us or our existing shareholders selling a large number of ordinary shares in the market; our intention or ability to pay cash dividends on our ordinary shares; uncertainties related to the timing and amount of any potential share repurchases; the operating and financial restrictions that our 2018 Credit Agreement and the indenture governing the 2020 Notes impose on us and the possibility that in an event of default all of our borrowings may become immediately payable; our substantial indebtedness; the potential that we may incur more debt; our ability to generate sufficient cash flow from operations to satisfy our debt service obligations; risks related to litigation; the fact that the rights of our shareholders differ in certain respects from the rights typically offered to shareholders of a Delaware corporation; the fact that U.S. investors may have difficulty enforcing liabilities against us or be limited in their ability to bring a claim in a judicial forum they find favorable in the event of a dispute; and the possibility that English law and provisions in our articles of association may have anti-takeover effects that could discourage an acquisition of us by others or require shareholder approval for certain capital structure decisions. Should any Cushman & Wakefield estimates, projections and assumptions or these other uncertainties and factors materialize in ways that Cushman & Wakefield did not expect, there is no guarantee of future performance and the actual results could differ materially from the forward-looking statements in this presentation, including the possibility that recipients may lose a material portion of the amounts invested. While Cushman & Wakefield believes the assumptions underlying these forward-looking statements are reasonable under current circumstances, recipients should bear in mind that such assumptions are inherently uncertain and subjective and that past or projected performance is not necessarily indicative of future results. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained in this presentation, and nothing shall be relied upon as a promise or representation as to the performance of any investment. You are cautioned not to place undue reliance on such forward-looking statements or other information in this presentation and should rely on your own assessment of an investment or a transaction. Any estimates or projections as to events that may occur in the future are based upon the best and current judgment of Cushman & Wakefield as actual results may vary from the projections and such variations may be material. Any forward-looking statements speak only as of the date of this presentation and, except to the extent required by applicable securities laws, Cushman & Wakefield expressly disclaims any obligation to update or revise any of them, whether as a result of new information, future events or otherwise. Additional information concerning factors that may influence the Company’s results is discussed under “Risk Factors” in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2022 and in its other periodic reports filed with the Securities and Exchange Commission (the “SEC”). No Offer; No Reliance This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell securities of Cushman & Wakefield plc or any of its affiliates will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations or an exemption therefrom, and by means of separate formal documents, the terms of which would govern any such offering in all respects. This presentation is for informational purposes only and is not intended for general distribution and may not be relied upon in connection with the purchase or sale of any security. You should not rely on this presentation as the basis upon which to make any investment decision. This presentation is not for publication, release or distribution in any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction nor should this presentation be taken or transmitted into such jurisdiction. CUSHMAN & WAKEFIELD 2

NON-GAAP FINANCIAL MEASURES AND OTHER FINANCIAL INFORMATION This presentation uses the following financial measures, which are considered non-GAAP financial measures under SEC guidelines: i. Free cash flow; ii.Adjusted earnings before interest, taxes, depreciation and amortization ( Adjusted EBITDA ) and Adjusted EBITDA margin; iii.Local currency; and iv.Net Debt Our management principally uses these non-GAAP financial measures to evaluate operating performance, develop budgets and forecasts, improve comparability of results and assist our investors in analyzing the underlying performance of our business. These measures are not recognized measurements under GAAP. When analyzing our operating results, investors should use them in addition to, but not as an alternative for, the most directly comparable financial results calculated and presented in accordance with GAAP. Because the Company’s calculation of these non-GAAP financial measures may differ from other companies, our presentation of these measures may not be comparable to similarly titled measures of other companies. The Company believes that these measures provide a more complete understanding of ongoing operations, enhance comparability of current results to prior periods and may be useful for investors to analyze our financial performance. The measures eliminate the impact of certain items that may obscure trends in the underlying performance of our business. The Company believes that they are useful to investors for the additional purposes described below. Free cash flow: Free cash flow is a financial performance metric which consists of net cash provided by (used in) operating activities and payment for property and equipment. Adjusted EBITDA and Adjusted EBITDA margin: We have determined Adjusted EBITDA to be our primary measure of segment profitability. We believe that investors find this measure useful in comparing our operating performance to that of other companies in our industry because these calculations generally eliminate integration and other costs related to merger, pre-IPO stock-based compensation, unrealized (gains) / losses on investments, acquisition related costs and efficiency initiatives, cost savings initiatives, CEO transition costs and other non-recurring items. Adjusted EBITDA also excludes the effects of financings, income tax and the non-cash accounting effects of depreciation and intangible asset amortization. Adjusted EBITDA margin, a non-GAAP measure of profitability as a percent of revenue, is measured against service line fee revenue. Service line fee revenue represents revenue for fees generated from each of our service lines. EBITDA as defined in the Issuer’s Senior Secured Credit Facilities and as defined in the indenture governing the Notes will allow for certain addbacks and adjustments that are not included in the Company's Adjusted EBITDA as presented in this presentation. Local currency: In discussing our results, we refer to percentage changes in local currency. These metrics are calculated by holding foreign currency exchange rates constant in year-over-year comparisons. Management believes that this methodology provides investors with greater visibility into the performance of our business excluding the effect of foreign currency rate fluctuations. Net Debt: Net debt is used as a measure of our liquidity and is calculated as total debt minus cash and cash equivalents. With respect to the Company’s guidance language, the Company is not able to provide a reconciliation of these non-GAAP financial measures to GAAP because it cannot provide specific guidance for the various extraordinary, nonrecurring or unusual charges and other certain items. These items have not yet occurred and/or cannot be reasonably predicted. As a result, reconciliation of the non-GAAP guidance measures to GAAP is not available without unreasonable effort and the Company is unable to address the probable significance of the unavailable information. The interim financial information for the three months ended June 30, 2023 and 2022 is unaudited. All adjustments, consisting of normal recurring adjustments, except as otherwise noted, considered necessary for a fair presentation of the unaudited interim condensed consolidated financial information for these periods have been included. Users of all of the aforementioned unaudited interim financial information should refer to the audited Consolidated Financial Statements of the Company and notes thereto for the year ended December 31, 2022 in the Company's 2022 Annual Report on Form 10-K. CUSHMAN & WAKEFIELD 3

DIVERSE GLOBAL PLATFORM

CUSHMAN & WAKEFIELD: A GLOBALLY SCALED LEADER IN REAL ESTATE SERVICES

Professional services firm with no direct asset ownership

Key Statistics

~$10B LTM Jun-23 Global Revenue	**52K+** Employees Worldwide
>400 Offices	**5.1B** Square Feet Managed
~60 Countries	**53%** Services[1] Revenue

Fee Revenue by Service Line (% of LTM Jun-23)



53%
7%
13%
28%

Services[1]

- Property Management
- Integrated Facilities Management *(Global Occupier Services or "GOS")*
- Project Management
- Facility Services *(C&W Services)*

Valuation & Other

- Valuation & Advisory
- Strategic Consulting

Capital Markets

- Investment Sales
- Equity, Debt and Structured Finance
- Mortgage Origination / Servicing *(Greystone JV)*[2]

Leasing

- Tenant Representation
- Agency Leasing

[1] Reflects "Property, facilities and project management" service line as of the LTM Jun-23

[2] Mortgage Origination / Servicing is included in the Capital Markets service line, but results of the Greystone JV are included below fee revenue in "earnings from equity method investments"

CUSHMAN & WAKEFIELD
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STRONG & EXPERIENCED MANAGEMENT TEAM, PROVEN ACROSS CYCLES Real Estate and Public Company expert with more than 30 Specialist in finance and audit with more than 25 years of years of experience, serving in senior executive positions experience in public, private and global companies. and on several public company boards. Neil Johnston Michelle MacKay Chief Financial Officer Chief Executive Officer Real Estate Advisory and Services specialist with Expert in strategic talent management and organizational more than 20 years in the real estate services industry. effectiveness across large organizations. More than 25 years of experience. Andrew McDonald Holly Tyson Global President / Chief People Officer Chief Operating Officer Expert in strategic investments, mergers and More than 20 years of experience with deep legal and acquisitions. More than 20 years of experience. operational expertise in public companies. Nathaniel Robinson Noelle Perkins Chief Investment & General Counsel & Strategy Officer Corporate Secretary CUSHMAN & WAKEFIELD 6

COMPLETE PLATFORM OF REAL ESTATE SERVICES FOR OWNERS & OCCUPIERS Multiple touchpoints throughout each stage of the real estate lifecycle (1) Global Occupier Services (or “GOS”) business primarily provides Integrated Facilities Management CUSHMAN & WAKEFIELD 7 (2) Greystone JV primarily provides Mortgage Origination / Servicing

SCALE CREATES SIGNIFICANT OPPORTUNITY IN A CONSOLIDATING MARKET $220B Real Estate Services C&W is a Top 3 Player in a Fragmented Competitive Landscape (1) Addressable Market Global ~30% Premium brands with global service offerings Geography ~70% (2) Top Firms Regional All Other Providers Specialized Comprehensive Scope of service offerings (1) Raymond James Equity Research CUSHMAN & WAKEFIELD 8 (2) Reflects revenue from Cushman & Wakefield, CBRE, JLL and Colliers

NEAR-TERM ENVIRONMENT IS CHALLENGING, BUT LONG-TERM SECULAR TAILWINDS ARE DRIVING MARKET EXPANSION INVESTORS INCREASING ALLOCATION TO REAL ESTATE COMPANIES SPENDING MORE ON FACILITIES MANAGEMENT (1) (3) Target Investor Allocation to Real Estate (% of Total) In-house + Outsourced Facilities Management Spend ($B) 11.1% 10.8% 10.6% 10.7% 10.4% 10.5% 10.1% 1,884 9.9% 9.6% 9.3% 8.9% 1,599 1,314 1,134 972 846 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E 2009 2012 2015 2018 2021E 2024E ESG MANDATES DRIVING REAL ESTATE UPGRADES INCREASING GLOBAL INSTITUTIONAL OWNERSHIP OF CRE (2) (4) % of S&P 500 Companies Publishing Sustainability Reports or Disclosures Cumulative Net Investment by Owner Type from 2001-2022 ($B) $300 Real estate decisions will be key to meeting sustainability targets, as (2) the built environment generates 40% of annual global CO2 emissions $200 $100 96% 92% 90% 86% 85% 82% 81% 75% 72% $- 53% $(100) 20% $(200) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (1) (3) Per 2022 Hodes Weill Institutional Real Estate Allocations Monitor Report Per McKinsey 2019 Six Emerging Trends in Facilities Management Sourcing CUSHMAN & WAKEFIELD 9 (2) (4) G&A Institute and Architecture 2030 Real Capital Analytics

DIVERSIFIED PLATFORM DESIGNED TO BENEFIT FROM GLOBAL TRENDS C&W Has a Global Platform and Real Estate Market is Increasingly Global Revenue Base (1) Fee Revenue by Geographic Segment Professionally Managed Global Real Estate Value by Country ($T) (LTM Jun-23) Americas EMEA APAC $1.0B (15%) Nordics $0.6 Canada UK $0.4 Japan EMEA $0.9 Continental $0.9 $0.9B Europe Greater (13%) China $2.3 $6.8B $1.2 United States Fee $4.1 Revenue Other APAC $0.8 Americas $4.9B (72%) APAC (1) MSCI Real Estate Market Size – 2021/22 CUSHMAN & WAKEFIELD 10

BUSINESS IS STRATEGICALLY DIVERSIFIED ACROSS REAL ESTATE PROPERTY TYPES Structural Growth in Industrial and Investment Activity Continues to Manage a Balanced Portfolio of Other Leasing Post-COVID Broaden Across Property Types Real Estate Across Property Types (1) (1) (2) Leasing Transaction Volume Capital Markets Transaction Volume Services Managed Square Footage (% of Total) (% of Total) (% of Total) 100% 100% 5% 8% 18% 28% Multifamily / 31% 20% Office Other (29%) (22%) 15% 10% 14% 15% 20% 20% 14% 62% 58% 16% Industrial Retail 28% (34%) (16%) 18% 0% 0% 1 Recurring revenue includes Property, Facilities & Project Management; 2 2018 2022 H 2igh 01 ly8 visible also includes Leasing, and Valua 20 tion 22 & Other (3),(4) Office Retail Industrial Multifamily Other (1) (3) Based on number of transactions completed Other for Leasing includes Multifamily CUSHMAN & WAKEFIELD 11 (2) (4) Reflects “Property, facilities and project management” service line in 2022 (excluding Global Occupier Services) Other for Leasing and Capital Markets includes Mixed Use, Healthcare, Specialty, Land and Other Property Types

(1) RESILIENT BUSINESS WITH LARGE HISTORICAL BASE OF STABLE SERVICES REVENUE Mid-single digit revenue CAGR since 2018 (1) Large and Stable Base of Services Revenue (1) (1) Services Historical Services Fee Revenue Growth ($M) 53% Revenue (% of LTM) 3,557 3,481 3,185 2,970 2,949 Contract 2,622 Multi-year Duration Annual 90%+ (2) Retention Inflation- Contract Structure Protected 2018 2019 2020 2021 2022 LTM Jun-23 (3) GOS Pipeline Last 2x Growth Local Currency (4) (5) 6% 14% 1% 6% 12% 5% 3 Years Growth (3) Global Occupier Services (1) Reflects “Property, facilities and project management” service line (4) CUSHMAN & WAKEFIELD Growth negatively impacted by derecognition of revenue associated with Vanke JV in Greater China 12 (2) Based on average total revenue retained over prior year total revenue for Global Occupier Services and C&W Services (5) Growth based on Q2’23 YTD growth

BROKERAGE & VALUATION SUPPORTS A HISTORICAL BASELINE OF ACTIVITY ACROSS ECONOMIC CYCLES In 2020, during a COVID-related pause in decision-making, our brokerage & valuation businesses generated $2.5B in revenue 2020 Results Reflected a Recent Baseline Level of Expected Upcoming Lease Expiries Create an Brokerage and Valuation Activity Opportunity for Re-Occurring Level of Activity (1) Historical Brokerage & Valuation Fee Revenue ($M) Annual Estimated Office Lease Renewals in the U.S. (Millions Square Feet) 158 157 154 152 $3,767 143 $3,706 128 $3,451 $3,329 97 93 $3,207 79 1,188 1,350 1,029 960 866 $2,496 2017 2018 2019 2020 2021 2022 2023E 2024E 2025E 770 Additional Diversification Across Markets 2,084 1,939 1,843 1,921 1,880 Further Supports Baseline Level of Activity 1,276 › No more than 15% of Americas brokerage revenue comes from a single geographic market 512 483 496 460 448 451 › Mix of gateway cities and rapidly expanding Americas markets 2018 2019 2020 2021 2022 LTM Jun-23 Valuation & Other Leasing Capital Markets › Brokerage revenue is highly diverse across client types and transaction size (1) SiteSolutions and Cushman and Wakefield estimates CUSHMAN & WAKEFIELD 13

DEMONSTRATED ABILITY TO IDENTIFY AND EXECUTE IN GROWTH MARKETS Case Study: Historical Investments in Multifamily Driving Strong Market Share Gains Historical Investments Have Driven Share Gains in an Key Multifamily Historical Description Focus Area Investments Attractive Growth Sector (1) Historical US Multifamily Investment Sales Market Share Platform acquisition of Pinnacle Property 9% serves as the basis for Multifamily Management property management M&A (2020) 7% Investment in fee earners has M&A (2016) M&A (2018) 4% Brokerage expanded geographic brokerage reach Team Recruiting (Various) Partner with Greystone to provide Mortgage synergistic mortgage origination 2016 2019 2022 Origination / and servicing supporting JV – 40% Stake (2021) Servicing Multifamily acquisitions Total (1) Volume 162 194 292 ($bn) (1) Real Capital Analytics CUSHMAN & WAKEFIELD 14

FINANCIAL OVERVIEW

Q2’23 EARNINGS HIGHLIGHTS AND 2023 OUTLOOK Reported sequential improvements in line with expectations (1) (1) Q2’23 Earnings Highlights 2023 Outlook › Q2’23 fee revenue of $1.6 billion, down 14% versus Q2’22 › Full Year Adjusted EBITDA Margins of 9-10% ‒ PM/FM fee revenue grew 3%, demonstrating continued growth and › Adjusted EBITDA Margin guidance based on resiliency the following full year 2023 revenue ‒ Leasing and Capital Markets fee revenue declined 20% and 48%, assumptions: respectively, in line with expectations ‒ Low to mid single digit y/y growth in ‒ Valuation & Other fee revenue declined 13% PM/FM revenue › Q2’23 Adjusted EBITDA of $146 million declined 44% versus Q2’22 ‒ Approximately 20% y/y declines in ‒ Adjusted EBITDA margin of 8.9% Brokerage › LTM Q2’23 Adjusted EBITDA of $629 million, resulting in 4.3x net leverage › Adjusted Effective Tax Rate estimated to be approximately 28% › Realized $49 million in gross cost savings year-to-date and have increased 2023 target from $90 million to $130 million (1) All year over year percentages shown in local currency CUSHMAN & WAKEFIELD 16

PROVEN TRACK RECORD OF ACCRETIVE GROWTH Continual Operating Efficiency and Operating Leverage Long-Term Mid Single Digit Revenue Growth Driving Double Digit EBITDA Growth Fee Revenue ($M) Adjusted EBITDA ($M) 899 886 7,248 6,891 6,400 724 5,951 659 5,466 5,320 4,859 4,840 4,694 529 504 475 418 346 2014 2015 2016 2017 2018 2019 2020 2021 2022 2014 2015 2016 2017 2018 2019 2020 2021 2022 Margin 7.4% 8.6% 9.8% 9.9% 11.1% 11.3% 9.2% 12.9% 12.4% › Demonstrated ability to drive profitable growth both through formation of new global real estate player and as a public company › Best-in-class operational platform and continuous operational efficiency programs result in margin improvement over time › Disciplined allocation framework and capital structure allows for investment throughout cycle CUSHMAN & WAKEFIELD 17

MANAGEMENT OF COST BASE PROVIDES A DEFENSIBLE LEVEL OF MARGIN THAT IS EXPECTED TO IMPROVE AS BROKERAGE RECOVERS Active Management of Cost Base Stable Margin Level Expected to Improve Protects Baseline Margin as Brokerage Recovers › Brokerage business has highly variable cost structure which (1) flexes directly with changes in revenue Fully Allocated Adjusted EBITDA and Margin (%) › Support spend, such as marketing and T&E, can be quickly (2) Services ~7% adjusted to changes in revenue › Demonstrated ability to manage fixed cost through economic Brokerage & Valuation ~12-17% cycles • In H1’23, have taken cost actions generating a full year 2023 cost savings target of $130 million (1) Adjusted EBITDA margin shown on a fully allocated basis per C&W Management analysis and reflects estimated annual margin through the cycle CUSHMAN & WAKEFIELD 18 (2) Reflects “Property, facilities and project management” service line

STRONG LIQUIDITY WITH MANAGEABLE LEVERAGE PROFILE Our Liquidity Position is Strong Operating Within Recent Leverage Levels (1) Net Debt to Adjusted EBITDA › Stable business profile as nearly half of our fee revenue is recurring 4.3x 4.3x › Strong liquidity of $1.6B, comprised of our undrawn revolving credit facility of $1.1B and cash of $0.5B as of Q2’23 2.9x 2.8x 2.5x › Covenant light structure – financial covenant only tested if (2) revolving credit facility utilization exceeds $440M 2019 2020 2021 2022 LTM Jun-23 (1) Debt used in calculation is net of deferred financing fees (2) 5.0x Consolidated First Lien Net Leverage covenant is only applicable if sum of revolving loans and face amount in excess of $125mm of outstanding LCs (other than cash collateralized or backstopped LCs and bank guarantees and CUSHMAN & WAKEFIELD 19 performance or similar bonds) exceeds the greater of $440m and 40% of the revolving commitments

PROACTIVE BALANCE SHEET MANAGEMENT Maturity Profile is Well Laddered with Recent Refinancing and Risk Management Activities Nearest Maturity in 2025 (1) Debt Maturity Schedule ($M) › Outstanding debt consists of $2.6B of Term Loan B maturing August 2025 and January 2030 and $650M Secured Notes 1,593 maturing May 2028 1,100 › Following January 2023 partial extension of Term Loan B, 1,000 nearest maturity is $1.6B of Term Loan B maturing August 2025 650 › Approximately ~80% of total debt is fixed (swapped Term Loan B or Secured Notes) 2023 2024 2025 2026 2027 2028 2029 2030 Term Loan B ('25 Maturity) Revolving Credit Facility Secured Notes Term Loan B ('30 Maturity) (1) Principal balances gross of unamortized financing fees CUSHMAN & WAKEFIELD 20

APPENDIX I – ADDITIONAL FINANCIAL DETAIL

EXPECT 2023 TO FOLLOW NORMAL BUSINESS SEASONALITY 2023 started with challenging comparables given atypical phasing in 2022 2018 2019 2020 2021 2022 H1’23 $659M | 11.1% $724M | 11.3% $504M | 9.2% $886M | 12.9% $899M | 12.4% 567 477 462 422 415 Adjusted 315 320 EBITDA ($M) 263 245 207 189 H1'18 H2'18 H1'19 H2'19 H1'20 H2'20 H1'21 H2'21 H1'22 H2'22 H1'23 Margin (%) 9% 13% 9% 13% 8% 11% 11% 14% 13% 12% 7% % of FY 37% 63% 36% 64% 37% 63% 36% 64% 53% 47% Full year margin guidance of 9-10% › Services activity typically occurs ratably throughout the year › Brokerage is a more seasonal business typically weighted to second half as clients make decisions based on annual budgets › As a result, EBITDA and margin are typically back-half weighted with ~63-64% of EBITDA generated in an average second half (‘18-21) CUSHMAN & WAKEFIELD 22

IMPROVING FREE CASH FLOW CONVERSION

Asset light business with a strong FCF profile

Free Cash Flow ($M)[(1)]



189
(79)
496
(2)
2019
2020
2021
2022

'19-20 Average
~$55M (~10% of Adjusted EBITDA)

'21-22 Average
~$250M (~30% of Adjusted EBITDA)

Bridging Items Between Adjusted EBITDA and Free Cash Flow

BAU Items:

- Cash taxes – Adjusted Effective Tax Rate estimated to be approximately 28%
- Net working capital – average net working capital usage of ~1.0% of fee revenue
- Capital expenditures – average capital expenditures of less than 1.0% of fee revenue

Other items:

- Cash interest – ability to comfortably service debt out of cash flow generated after BAU items
- Reinvest additional excess cash flow in discretionary cash investments, including:
  - One-time cash spend to drive margin accretion by fully integrating completed M&A and executing on ongoing margin-enhancing efficiency programs
  - Investment in targeted growth areas, including sign-on payments for recruiting of key brokerage teams and net working capital usage on cornerstone Services contracts

CUSHMAN & WAKEFIELD

(1) *Free cash flow reflects net cash provided by (used in) operating activities and payment for property and equipment*

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APPENDIX II – SERVICE LINE DESCRIPTIONS

BROKERAGE & VALUATION BUSINESSES – OVERVIEW OF KEY OFFERINGS Revenue generated based on level of transactional activity ‘22 Fee Revenue Service Offering Fee Model Fee Revenue ($M) (% of Total) 2,083 Leading Global platform serving both real estate occupiers and owner / investors 1,921 1,605 • Tenant Representation: represent occupiers in identifying and negotiating leases for % of space meeting their strategic business, financial, and operational objectives lease Leasing value • Agency Leasing: lease space on behalf of commercial property owners and investors 29% to stabilize occupancy and maximize asset value 2015 2018 2022 Leading Global capital markets platform advising institutional and private 1,188 16% investors on the structuring, purchase, sale and financing of transactions 960 712 • Investment Sales: advise in the sale of single asset & portfolio transactions % of Capital transaction • Equity, Debt & Secured Finance: structure and arrange placement of debt and equity Markets value with various capital providers • Mortgage Origination & Servicing (Greystone): 40% stake in JV focused on 2015 2018 2022 underwriting, originating and servicing multifamily mortgages 496 448 442 Valuation services and advice on real estate debt and equity decisions Fixed Valuation • Ongoing and periodic valuation of real estate assets and portfolios 7% performance & Other • Transactional activity supporting asset acquisition, diligence advisory, dispute fee analysis and litigation support 2015 2018 2022 CUSHMAN & WAKEFIELD 25

SERVICES BUSINESSES – OVERVIEW OF KEY OFFERINGS Stable revenue generated based on multi-year contracts to installed base of real estate Service Offering Fee Model • Bundled services for large multi-national occupiers of real estate Integrated Facilities • Multi-year contracts Management • Comprehensive outsourcing of day-to-day operational and financial management of client • Cost-plus or fixed fee pricing occupied owned or leased real estate portfolios (typically with inflation (Global Occupier protection) Services or GOS) • Services delivered through mix of self-perform and third-party vendor network • Day-to-day management of real estate on behalf of investors and owners of real estate, • Multi-year contracts including engineering / operations, vendor management and client accounting Property Management • Fixed performance fee or • Variety of core property types in single asset and portfolio mandates % of gross receipts • Project-based contracts • Planning, design and construction management of tenant and capital improvements Project Management • % of transaction value or on owned or leased real estate hourly fee • Clients are generally local occupiers or owners of real estate • Multi-year contracts Facilities Services • Self-perform facility services supporting operations of real estate, including janitorial and • Cost-plus or fixed fee pricing (C&W Services) engineering services across various types of client sites (with inflation protection) CUSHMAN & WAKEFIELD 26

APPENDIX III – NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA[1]

(in millions) (unaudited)	2014 Pro Forma	2015 Pro Forma	Twelve Months Ended Dec 31, 2016	Twelve Months Ended Dec 31, 2017	Twelve Months Ended Dec 31, 2018	Twelve Months Ended Dec 31, 2019	Twelve Months Ended Dec 31, 2020	Twelve Months Ended Dec 31, 2021	Twelve Months Ended Dec 31, 2022
Net (loss) income	$ 67.5	$ (468.6)	$ (434.2)	$ (221.3)	$ (185.8)	$ 0.2	$ (220.5)	$ 250.0	$ 196.4
Add/(less):									
Depreciation and amortization	105.9	260.1	260.6	270.6	290.0	296.7	263.6	172.1	146.9
Interest expense, net of interest income	42.0	125.3	171.8	183.1	228.8	150.6	163.8	179.5	193.1
(Benefit from) provision for income taxes	1.8	(35.5)	(24.3)	(120.5)	(25.0)	42.6	43.9	89.9	141.6
Unrealized loss on investments, net	-	-	-	-	-	-	-	10.4	84.2
Integration and other costs related to merger	102.6	437.9	427.1	328.3	192.2	112.5	64.0	32.4	14.0
Pre-IPO stock-based compensation	24.9	24.9	23.2	27.1	63.4	43.9	19.2	5.4	3.1
Cassidy Turley differed payment obligation	1.6	61.8	47.6	44.0	33.0	-	-	-	-
Acquisition related costs and efficiency initiatives	-	-	-	-	52.5	56.1	154.1	140.4	93.8
Other	-	12.3	3.0	17.2	10.0	21.8	16.2	6.3	25.7
Adjusted EBITDA	**$ 346.3**	**$ 418.2**	**$ 474.8**	**$ 528.5**	**$ 659.1**	**$ 724.4**	**$ 504.3**	**$ 886.4**	**$ 898.8**

(1) Source: 2014: Form S-1 filed on June 20, 2018; 2015: Form S-1/A filed on July 23, 2018; 2016-2017: Form 10-K filed on February 28, 2019; 2018-2019: Form 10-K filed on February 28, 2020; 2020-2022: Form 10-K for the respective year filed on February 26, 2021, February 25, 2022, and February 24, 2023, respectively. See noted source documents for additional information on reconciling items

CUSHMAN & WAKEFIELD

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RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN(1)

(in millions) (unaudited)	Six Months Ended Jun 30, 2018	Six Months Ended Dec 31, 2018	Six Months Ended Jun 30, 2019	Six Months Ended Dec 31, 2019	Six Months Ended Jun 30, 2020	Six Months Ended Dec 31, 2020	Six Months Ended Jun 30, 2021	Six Months Ended Dec 31, 2021	Six Months Ended Jun 30, 2022	Six Months Ended Dec 31, 2022	Six Months Ended Jun 30, 2023
Revenue:											
Property, facilities and project management	$ 1,272.1	$ 1,350.0	$ 1,446.6	$ 1,502.4	$ 1,425.4	$ 1,544.3	$ 1,537.9	$ 1,647.5	$ 1,709.8	$ 1,771.3	$ 1,785.7
Leasing	796.0	1,124.7	862.0	1,076.6	565.3	710.3	745.2	1,098.2	1,007.5	1,076.2	804.4
Capital Markets	415.1	544.5	426.9	602.5	294.9	474.8	448.6	901.6	656.3	531.5	334.8
Valuation and other	207.2	241.0	212.6	270.5	204.5	246.3	235.6	276.5	247.6	247.9	212.0
Total service line fee revenue	$ 2,690.4	$ 3,260.2	$ 2,948.1	$ 3,452.0	$ 2,490.1	$ 2,975.7	$ 2,967.3	$ 3,923.8	$ 3,621.2	$ 3,626.9	$ 3,136.9
Gross contract reimbursables	1,051.6	1,217.7	1,076.6	1,274.3	1,148.9	1,229.0	1,204.8	1,292.8	1,332.4	1,535.2	1,518.4
Total Revenue	**$ 3,742.0**	**$ 4,477.9**	**$ 4,024.7**	**$ 4,726.3**	**$ 3,639.0**	**$ 4,204.7**	**$ 4,172.1**	**$ 5,216.6**	**$ 4,943.6**	**$ 5,162.1**	**$ 4,655.3**
Net (loss) income	**$ (126.4)**	**$ (59.4)**	**$ (14.6)**	**$ 14.8**	**$ (155.9)**	**$ (64.6)**	**$ 35.5**	**$ 214.5**	**$ 142.7**	**$ 53.7**	**$ (71.3)**
Add/(less):											
Depreciation and amortization	141.4	148.6	147.8	148.9	146.6	117.0	85.6	86.5	80.3	66.6	72.6
Interest expense, net of interest income	96.4	132.4	75.4	75.2	75.3	88.5	86.2	93.3	89.3	103.8	134.7
(Benefit from) provision for income taxes	(17.4)	(7.6)	(29.5)	72.1	(34.2)	78.1	15.2	74.7	56.4	85.2	(11.5)
Unrealized loss on investments, net	-	-	-	-	-	-	(6.1)	16.5	48.8	35.4	18.9
Integration and other costs related to merger	109.2	83.0	44.2	68.3	34.8	29.2	21.8	10.6	7.9	6.1	4.4
Pre-IPO stock-based compensation	17.0	46.4	22.2	21.7	12.2	7.0	3.1	2.3	1.7	1.4	-
Cassidy Turley differed payment obligation	19.8	13.2	-	-	-	-	-	-	-	-	-
Acquisition related costs and efficiency initiatives	-	52.5	9.7	46.4	86.4	67.7	73.5	66.9	35.0	58.8	11.7
Cost savings initiatives	-	-	-	-	-	-	-	-	-	-	27.2
CEO transition costs	-	-	-	-	-	-	-	-	-	-	2.3
Other	4.6	5.4	7.7	14.1	23.9	(7.7)	4.8	1.5	15.0	10.7	18.0
Adjusted EBITDA	**$ 244.6**	**$ 414.5**	**$ 262.9**	**$ 461.5**	**$ 189.1**	**$ 315.2**	**$ 319.6**	**$ 566.8**	**$ 477.1**	**$ 421.7**	**$ 207.0**
Adjusted EBITDA Margin(2)	**9%**	**13%**	**9%**	**13%**	**8%**	**11%**	**11%**	**14%**	**13%**	**12%**	**7%**

(1) Information on this slide was derived from interim financial information included within the Company's Form 10-Q filings for the respective periods, which is unaudited. Users of all of the aforementioned unaudited interim financial information should refer to the audited Consolidated Financial Statements of the Company and notes thereto for the respective years ended December 31 included in the Company's Annual Reports on Form 10-K.
(2) Adjusted EBITDA margin is measured against Total service line fee revenue.

CUSHMAN & WAKEFIELD 29

FREE CASH FLOW Average Twelve Twelve Twelve Twelve Twelve Twelve Months Months Months Months Months Months Ended Dec Ended Dec Ended Dec Ended Dec Ended Dec Ended Dec 31, 2019 & 31, 2021 & (1) (1) (1) (1) (in millions) (unaudited) 31, 2019 31, 2020 31, 2021 31, 2022 Dec 31, 2020 Dec 31, 2022 Net cash provided by (used in) operating activities $ 269.3 $ (38.2) $ 549.5 $ 49.1 $ 115.6 $ 299.3 Payment for property and equipment (80.3) (41.0) (53.8) (50.7) (60.7) (52.3) Free Cash Flow $ 189.0 $ (79.2) $ 495.7 $ (1.6) $ 54.9 $ 247.1 (1) Source: 2019-2022: included in the Company’s Annual Report on Form 10-K for the respective year presented. CUSHMAN & WAKEFIELD 30

NET DEBT Twelve Months Twelve Months Twelve Months Twelve Months Ended Dec 31, Ended Dec 31, Ended Dec 31, Ended Dec 31, LTM Ended Jun (in millions) (unaudited) 2019 2020 2021 2022 30, 2023 (1) Cash and cash equivalents $ 813.2 $ 1,074.8 $ 770.7 $ 644.5 $ 502.3 (1) Long-term debt, net 2,637.5 3,253.1 3,234.6 3,216.1 3,212.9 Net Debt $ 1,824.3 $ 2,178.3 $ 2,463.9 $ 2,571.6 $ 2,710.6 (1)(2) Adjusted EBITDA $ 724.4 $ 504.3 $ 886.4 $ 898.8 $ 628.7 Net Debt to Adjusted EBITDA 2.5x 4.3x 2.8x 2.9x 4.3x (1) Source: 2019-2022: included in the Company’s Annual Report on Form 10-K for the respective year presented. CUSHMAN & WAKEFIELD 31 (2) LTM Jun 30, 2023: Information was derived from interim financial information included within the Company's Form 10-Q filings which is unaudited. Users of the aforementioned unaudited interim financial information should refer to the audited Consolidated Financial Statements of the Company and notes thereto for the year ended December 31, 2022 in the Company's 2022 Annual Report on Form 10-K.